UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2015 (December 2, 2015)

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 East Airtex Drive

Houston, Texas 77073

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On December 2, 2015, Sunoco LP (the “Partnership”) entered into an amendment (the “Amendment”) to that certain Credit Agreement, dated as of September 25, 2014 (as amended to date, the “Credit Agreement”) with the lenders party thereto and Bank of America, N.A., in its capacity as a letter of credit issuer, as swing line lender, and as administrative agent. The Amendment amended the Credit Agreement to, among other matters, (a) permit the incurrence of a term loan credit facility in connection with the consummation of the previously announced transactions contemplated by the Contribution Agreement (the “Contribution Agreement”) by and among the Partnership, Sunoco, LLC, Sunoco, Inc., ETP Retail Holdings, LLC, Sunoco GP LLC and Energy Transfer Partners, L.P., (b) permit such term loan credit facility to be secured on a pari passu basis with the indebtedness incurred under the Credit Agreement (as amended by the Amendment) pursuant to a collateral trust arrangement whereby a financial institution agrees to act as common collateral agent for all pari passu indebtedness and (iii) temporarily increase the maximum leverage ratio permitted under the Credit Agreement (as amended by the Amendment) in connection with the consummation of the transactions contemplated by the Contribution Agreement.

The discussion included herein of the Amendment is qualified in its entirety by reference to Exhibit 10.1 of this report on Form 8-K, which is hereby incorporated into this item.

Registration Rights Agreement

In connection with the closing of the Partnership’s previously announced sale (the “PIPE Transaction”) of 24,052,631 common units representing limited partner interests in the Partnership (the “Common Units”) in a private placement to certain institutional investors (the “Purchasers”), the Partnership and certain institutional investors entered into a registration rights agreement, dated as of December 3, 2015 (the “Registration Rights Agreement”), with the Purchasers. Pursuant to the Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the Common Units and use its commercially reasonable efforts to cause the registration statement to become effective within 180 days of the closing date of the PIPE Transaction (the “Registration Deadline”). In addition, the Registration Rights Agreement gives the Purchasers piggyback registration rights under certain circumstances. These registration rights are transferable to affiliates of the Purchasers. If the shelf registration statement is not effective by the Registration Deadline, then the Partnership must pay the Purchasers liquidated damages.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Registration Rights Agreement, dated as of December 3, 2015, by and among Sunoco LP and the purchasers named on Schedule A thereto.

10.1	Second Amendment to Credit Agreement, dated as of December 2, 2015, by and among Sunoco LP, Bank of America, N.A. and the financial institutions parties thereto as Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP By: SUNOCO GP LLC, its General Partner

Date: December 8, 2015	By:	/s/ Robert W. Owens
Name: Robert W. Owens
Title: President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

4.1	Registration Rights Agreement, dated as of December 3, 2015, by and among Sunoco LP and the purchasers named on Schedule A thereto.

10.1	Second Amendment to Credit Agreement, dated as of December 2, 2015, by and among Sunoco LP, Bank of America, N.A. and the financial institutions parties thereto as Lenders.